Share-Based Compensation (Tables)	12 Months Ended
Sep. 30, 2018
Stock Based Compensation [Abstract]
Summary of Share-based Compensation Plans

The table below shows the approximate number of shares: available for issuance, available for future grant, to be issued if restricted awards granted with a performance condition recorded at target achieve the maximum award, and if new grants pursuant to the plan are expected to be issued, each as adjusted as necessary for corporate actions (in millions).

	Shares Available For Issuance	Shares Available For Future Grant	Shares To Be Issued If Performance Is Achieved At Maximum	Expect To Make New Awards
Amended and Restated 2016 Incentive Stock Plan (1)	11.7	8.0	2.5	Yes
2004 Incentive Stock Plan (1)(2)	15.8	3.1	0.0	No
2005 Performance Incentive Plan (1)(2)	12.8	9.0	0.0	No
RockTenn (SSCC) Equity Inventive Plan (1)(3)	7.9	5.9	0.0	No
(1)

As part of the Separation, equity-based incentive awards were generally adjusted to maintain the intrinsic value of awards immediately prior to the Separation. The number of unvested restricted stock awards and unexercised stock options and SARs at the time of the Separation were increased by an exchange factor of approximately 1.12. In addition, the exercise price of unexercised stock options and SARs at the time of the Separation was converted to decrease the exercise price by an exchange factor of approximately 1.12.

(2)

In connection with the Combination, WestRock assumed all RockTenn and MWV equity incentive plans. We issued awards to certain key employees and our directors pursuant to our RockTenn 2004 Incentive Stock Plan, as amended, and our MWV 2005 Performance Incentive Plan, as amended. The awards were converted into WestRock awards using the conversion factor as described in Business Combination Agreement.

(3)

In connection with the Smurfit-Stone Acquisition, we assumed the Smurfit-Stone equity incentive plan, which was renamed the Rock-Tenn Company (SSCC) Equity Incentive Plan. The awards were converted into shares of RockTenn Common Stock, options and restricted stock units, as applicable, using the conversion factor as described in the merger agreement.

Schedule of Share-based Payment Award, Stock Options, Valuation Assumptions

We applied the following weighted average assumptions to estimate the fair value of stock option grants made in the following period:

2016
Expected term in years	7.0
Expected volatility	38.3%
Risk-free interest rate	1.6%
Dividend yield	4.5%

Summary of Changes in Stock Options

The table below summarizes the changes in all stock options during the fiscal year ended September 30, 2018:

	Stock Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in millions)
Outstanding at September 30, 2017	5,866,127	$30.51
Exercised	(1,582,313)	21.73
Expired	(5,819)	37.17
Forfeited	(24,341)	32.13
Outstanding at September 30, 2018	4,253,654	$33.75	4.3	$85.8
Exercisable at September 30, 2018	3,845,523	$34.17	4.0	$76.1
Vested and expected to vest at September 30, 2018	4,251,748	$33.75	4.3	$85.7

Summary of Changes in SARs

The table below summarizes the changes in all SARs during the fiscal year ended September 30, 2018:

	SARs	Weighted Average Exercise Price	Weighted Average Remaining Contractual Term (in years)	Aggregate Intrinsic Value (in millions)
Outstanding at September 30, 2017	51,016	$25.30
Exercised	(9,935)	16.66
Expired	(4,095)	27.69
Outstanding at September 30, 2018	36,986	$27.36	2.4	$1.0
Exercisable at September 30, 2018	36,986	$27.36	2.4	$1.0

Summary of restricted stock awards - vested, granted and changes

The table below summarizes the changes in unvested restricted stock during the fiscal year ended September 30, 2018:

	Shares/Units	Weighted Average Grant Date Fair Value
Unvested at September 30, 2017 (1)	2,959,449	$45.28
Granted	1,116,111	69.36
Vested	(697,717)	57.39
Forfeited	(153,669)	45.07
Unvested at September 30, 2018 (1)	3,224,174	$51.01

(1)

Target awards granted with a performance condition, net of subsequent forfeitures, may be increased up to 200% of the target or decreased to zero, subject to the level of performance attained. The awards are reflected in the table at the target award amount of 100%. Based on current facts and assumptions we are forecasting the performance of the grants to be attained at levels that would result in the issuance of approximately 0.9 million additional shares. However, it is possible that the performance attained may vary.

The following table represents a summary of restricted stock shares granted in fiscal 2018, 2017 and 2016 with terms defined in the applicable grant letters. The shares are not deemed to be issued and carry voting rights until the relevant conditions defined in the award documents have been met, unless otherwise noted.

	2018	2017	2016
Shares of restricted stock granted to non-employee directors (1)	23,285	26,521	64,155
Shares of restricted stock granted to employees:
Shares granted for attainment of a performance condition at an amount in excess of target (2)	45,964	340,319	447,261
Shares granted with a service condition and a Cash Flow Per Share performance condition at target (3) (4)	432,655	507,070	1,211,760
Shares granted with a service condition and a relative Total Shareholder Return market condition at target (3)	259,695	301,980	—
Shares granted with a service condition (5)	354,512	309,850	27,370
Share of restricted stock assumed in purchase accounting:
Shares granted with a service condition (6)	—	119,373	—
Total restricted stock granted	1,116,111	1,605,113	1,750,546

(1)	Non-employee director grants generally vest over a period of up to one year and are deemed issued on the grant date and have voting and dividend rights.
(2)

Shares granted in the table above include shares subsequently issued for the level of performance attained in excess of target. Shares issued in fiscal 2018 for the fiscal 2015 Cash Flow Per Share were at 103.7% of target. Shares issued in fiscal 2017 for the fiscal 2014 Cash Flow Per Share were at 176.6% of target. Shares issued in fiscal 2016 for the fiscal 2013 Cash Flow to Equity Ratio were at 200% of target. Shares issued in fiscal 2017 and 2016 also include shares accelerated for terminated employees primarily as a result of the Combination, which were achieved at between 146.5% and 200% of target.

(3)

These employee grants vest over approximately three years and have adjustable ranges from 0 - 200% of target subject to the level of performance attained in the respective award agreement. The employee grants with a relative Total Shareholder Return condition were valued using a Monte Carlo simulation, the terms of which are outlined below.

(4)	Shares granted in fiscal 2015 were reduced by 50,326 shares at target related to the rescission of shares granted to our CEO that were inadvertently granted in excess of plan limits.
(5)	These shares vest over approximately three to four years.
(6)	These shares vest over approximately one to three years.

The following table represents a summary of restricted stock vested in fiscal 2018, 2017 and 2016 (in millions, except shares):

	2018	2017	2016
Shares of restricted stock vested	697,717	1,112,909	1,589,761
Aggregate fair value of restricted stock vested	$46.1	$59.5	$57.5